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                 [LETTER OF ARTHUR ANDERSEN LLP APPEARS HERE]

                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of Amendment No. 1 to Form S-4 Registration Statement File Number 333-62077.


                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Denver, Colorado,
 October 19, 1998.